Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

On September 1, 2016, Hanjin Shipping, a charterer of eight of the Company’s vessels, referred to the Seoul Central District Court, which issued an order to commence the rehabilitation proceedings of Hanjin Shipping. Hanjin Shipping has cancelled all eight charter party agreements with the Company. On February 17, 2017, the Seoul Central District Court (Bankruptcy Division), declared the bankruptcy of Hanjin Shipping, converting the rehabilitation proceeding to a bankruptcy proceeding. The Seoul Central District Court (Bankruptcy Division) appointed a bankruptcy trustee to dispose of Hanjin Shipping’s remaining assets and distribute the proceeds from the sale of such assets to Hanjin Shipping’s creditors according to their priorities. The Company ceased recognizing revenue from Hanjin Shipping effective from July 1, 2016 onwards. The Company has a total unsecured claim submitted to the Seoul Central District Court for unpaid charter hire, charges, expenses and loss of profit against Hanjin Shipping totaling $597.9 million, which is not recognized in the accompanying Consolidated Balance Sheet as of December 31, 2019 and 2018.

There are no other material legal proceedings to which the Company is a party or to which any of its properties are the subject, or other contingencies that the Company is aware of, other than routine litigation incidental to the Company’s business. Furthermore, the Company does not have any commitments outstanding.

See the Note 7 “Other Non-current Assets” for capital commitments related to the installation of scrubbers on certain of the Company’s vessels and to the contracted acquisition of a vessel and the Note 4 "Fixed Assets, Net" for buyback obligation related to the sale and leaseback arrangement.